UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06223

Legg Mason Tax Free Income Fund

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2011

Annual Repor t

Legg Mason

Investment Counsel

Maryland Tax-Free Income Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Fund objective

The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes*, consistent with prudent investment risk and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Maryland Tax-Free Income Trust for the twelve-month reporting period ended March 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

April 29, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an

IV	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Investment commentary (cont’d)

expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The markets then experienced sharp sell-offs in late April and in May, and again in mid-November 2010, mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

As the reporting period began, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits, with nearly every spread sector (non-Treasury) outperforming equal-durationv Treasuries. The spread sectors then took a step backward toward the end of April and during the month of May due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	V

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing during much of the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended March 31, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 1.63% and 5.12%, respectively. The municipal bond market was negatively impacted by a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

April 29, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Fund invests primarily in debt instruments issued by or on behalf of the state of Maryland, its poitical subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. The Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from Maryland state and local taxes, and is not considered a tax preference item for the purpose of the alternative minimum tax (“AMT”). Securities considered for investment must be investment grade. The Fund may invest in securities of any maturity.

We anticipate that the dollar-weighted average maturity for the Fund will be in the long-intermediate to long-term range (generally from seven to twenty years) although, at times, depending on our market outlook, the average maturity may be somewhat longer or shorter than this. We establish a durationi target for the Fund based on our investment outlook. This outlook is determined by our analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into our outlook. We analyze each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The past year has been a volatile one for the municipal bond market. As has been the case since economic activity and corresponding tax revenues collapsed, state and local governments remain engaged in a struggle to balance budgets while maintaining basic services to residents. States plugged previous deficits with the help of the federal government, who picked up a larger portion of the states’ surging Medicaid costs. The Build America Bond (“BAB”) program was created by the federal government to stimulate the economy by funding local capital projects at low borrowing costs. Funds were directed to states to avoid massive layoffs among teachers and other government workers. Numerous states were counting on similar levels of federal support when designing budgets for the coming fiscal year. Recognizing the gravity of the situation, President Obama requested another $50 billion in aid, the majority of which was affirmed by the House. Perhaps fatigued by the exhausting health care battle and in need of a break, a sudden burst of fiscal prudence overcame the Senate, who removed many of the initiatives created to help municipalities before adjourning for recess.

Throughout the majority of 2010, the BAB program created a technical imbalance as nearly one third of municipal new issue volume was steered into the taxable bond market via BABs, creating a persistent shortage of bonds in many states. At the same time, risk-averse investors seeking

2	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Fund overview (cont’d)

tax-free income created unprecedented demand as evidenced by the record inflows into municipal bond mutual funds. Thus supply and demand were misaligned, and the market performed wonderfully as investors bid up the remaining pool of tax-free bonds. Late in the fourth quarter, the anticipated elimination of the BAB program reversed this behavior in the blink of an eye. Municipalities rushed to the market with BAB issuance to beat the year-end deadline. Tax-free volume exploded as well as issuers feared the extinction of the BAB program would push new issuance back into the traditional tax-free market, creating a glut of new bonds in 2011 and a corresponding rise in borrowing costs. Meanwhile, Treasury yields were surging higher and the negative media coverage was building, causing investors to flee in record numbers the same municipal bond funds they had bought earlier in the year. The damage to the market was extreme. Despite a flurry of year-end buying, long-term Treasury yields rose nearly a full 1% during the fourth calendar quarter. The resulting fourth quarter loss of 4.17% for the Barclays Capital Municipal Bond Indexii was the worst showing by tax-free bonds since 1994. The solid calendar year-to-date performance through September 30th was reduced to a more pedestrian 2.38% for 2010 as a whole, and the tone of the market remained considerably bearish.

The market got off to a nice start in 2011 as the uneven technical environment that defined the end of 2010 reversed entirely. The flurry of bond sales driven by local governments’ desire to maximize borrowing prior to the expiration of the BAB program reversed entirely. The BAB program was designed to subsidize the interest costs of municipalities, creating incentives to borrow heavily to fund capital projects intended to support the economic recovery. Fearing the lack of federal support would raise the cost of capital in the coming year, bonds were sold in unprecedented amounts, in effect pulling this 2011’s volume into the fourth quarter of 2010. New issuance in the first quarter of 2011 collapsed, resulting in the smallest quarterly float of new bonds since 2000. Concurrently, massive liquidations generated by credit fears fueled by influential media outlets slowed considerably. Order was restored as the resilience of the market calmed investors who realized that the predictions of imminent defaults were not in the offing.

Despite a better tone, the market became quite sloppy by the end of the reporting period. A pickup in supply, which in normal times would have been digested with ease, unmasked the true level of demand disguised during the period of weak supply. While outflows from municipal bond mutual funds had eased, money still had not made its way back into the products, and funds were unable to step in as cash positions had been depleted following last year’s outflows. Crossover buyers such as hedge funds and insurance companies previously lured into the tax-free market due to its strong relative value versus taxable bonds started to unwind positions and book profits. Meanwhile, better economic data and liquidity generated by the quantitative easing program of the Federal Reserve Board (“Fed”)iii supported riskier assets such as equities and commodities. New issues aimed at refunding previously issued debt started creeping in during March 2011, but investors seemed disinterested unless yields were raised considerably. Acutely aware of the deteriorating condition, dealer bids evaporated as inventories were managed to be lean heading into quarter end. As a result, by the end of March, the market was clearly on its heels.

Q. How did we respond to these changing market conditions?

A. For the majority of 2010, we maintained a relatively high cash position since we

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	3

were worried that much of the rally early in the reporting period was driven by strong inflows subject to reversal. Mindful of the Fund’s primary objective of high current income, we started to reduce the low-yielding cash positions given their negative impact on the Fund’s yield. We also added to the Fund’s weighting in A-rated issuers, particularly within Hospitals1 and Housing, given that credit spreads in this tier of credit quality spectrum remained wide versus historical averages. We believed health care reform created an opportunity in the Maryland market as credit spreads widened modestly in sympathy with national hospital issues. The highly regulated environment within the state provides greater stability among the local health care providers and has since become a model of cost containment on a national level. We believed the opportunities in the Housing sector stemmed from residual discomfort among individuals following the bursting of the housing bubble. However, state housing authorities traditionally are heavily involved in the underwriting process and have lower loan to value versus loans originated during the credit bubble and, therefore, the Housing sector was mispriced, in our opinion.

Performance review

For the twelve months ended March 31, 2011, Class A shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust, excluding sales charges, returned -0.32%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 1.63% for the same period. The Lipper Maryland Municipal Debt Funds Category Average2 returned 0.04% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Maryland Tax-Free Income Trust:
Class A	-4.61%	-0.32%
Class C	-4.89%	-0.90%
Class I	-4.58%	-0.21%
Barclays Capital Municipal Bond Index	-3.68%	1.63%
Lipper Maryland Municipal Debt Funds Category Average[2]	-4.80%	0.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds for the six-month period and among the 35 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2011 for Class A, Class C and Class I shares were 3.47%, 3.07% and 3.87%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 3.23%, 2.81% and 3.46%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 31, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.89%, 1.52% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 0.70% for Class A shares, 1.25% for Class C shares and 0.45% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to performance for the reporting period was security selection within the Housing sector, which traditionally provides attractive yields due to prepayment uncertainty. The Fund’s heavy weighting to essential service bonds, primarily Water & Sewer issues and, to a lesser extent, Solid Waste Disposal, was also accretive to performance. Finally, the Fund benefited from its high-quality structure on the portfolio level. Aaa- and Aa-rated securities performed best over the past year. Although we added to the Fund’s weighting of A-rated securities over the course of the fiscal year, approximately 50% of the Fund’s assets remained in securities rated in the top two tiers, which considerably enhanced the total return of the portfolio during the reporting period.

Q. What were the leading detractors from performance?

A. In an attempt to maintain the current yield on the Fund, we reduced our cash position during the summer of 2010 and increased our exposure to A-rated securities. This decision proved to be premature as, despite historically wide credit spreads, A-rated securities performed poorly as poor liquidity during much of the latter part of the year prevented the spread tightening that we anticipated upon purchase of the bonds. The Fund’s yield curveiv positioning also hindered results. Our long-held decision to maintain a barbelled structure, which combines short maturities and cash with long maturity bonds, worked poorly. The heavy weighting to cash for the majority of the period provided little yield,

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	5

while longer maturities sold off late during the dysfunction within the market during the fourth quarter of 2010.

Thank you for your investment in Legg Mason Investment Counsel Maryland Tax-Free Income Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

R. Scott Pierce, CFA

Portfolio Manager

Legg Mason Investment Counsel, LLC

April 19, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and March 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.61%	$1,000.00	$953.90	0.64%	$3.12	Class A	5.00%	$1,000.00	$1,021.74	0.64%	$3.23
Class C	-4.89	1,000.00	951.10	1.22	5.93	Class C	5.00	1,000.00	1,018.85	1.22	6.14
Class I	-4.58	1,000.00	954.20	0.45	2.19	Class I	5.00	1,000.00	1,022.69	0.45	2.27

[1]	For the six months ended March 31, 2011.

[2]

Assumes the reinvestment of all distributions, including the returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/11	-0.32%	-0.90%	-0.21%
Five Years Ended 3/31/11	3.66	N/A	N/A
Ten Years Ended 3/31/11	4.09	N/A	N/A
Inception* through 3/31/11	5.32	4.11	4.30

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/11	-4.55%	-1.86%	-0.21%
Five Years Ended 3/31/11	2.77	N/A	N/A
Ten Years Ended 3/31/11	3.63	N/A	N/A
Inception* through 3/31/11	5.09	4.11	4.30

Cumulative total returns
Without sales charges[1]
Class A (3/31/01 through 3/31/11)	49.24%
Class C (Inception date of 2/5/09 through 3/31/11)	9.04
Class I (Inception date of 7/30/08 through 3/31/11)	11.88

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	The inception dates for Class A, C and I shares are May 1, 1991, February 5, 2009 and July 30, 2008, respectively.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Capital Municipal Bond Index† — March 2001 - March 2011

Value of $10,000 invested in

Class C Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Capital Municipal Bond Index† — February 5, 2009 - March 2011

10	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class I Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Capital Municipal Bond Index† —

July 30, 2008 - March 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 in Class I shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust on March 31, 2001, February 5, 2009 (inception date) and July 30, 2008 (inception date), respectively, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	11

Schedule of investments

March 31, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.4%
Education — 12.6%
City of Annapolis, Maryland, EDR and Refunding Revenue Bonds:
St. John's College Facility	5.500%	10/1/18	$220,000	$220,621
St. John's College Facility	5.500%	10/1/23	490,000	491,103
St. John's College Facility	5.000%	10/1/27	1,135,000	1,037,174
St. John's College Facility	5.000%	10/1/36	2,465,000	2,148,075
Maryland EDC, Student Housing Revenue Bonds, University of Maryland, College Park Project	5.750%	6/1/33	500,000	476,510
Maryland Health & Higher EFA Refunding Revenue Bonds, Maryland Institute College of Art Issue	5.000%	6/1/36	5,000,000	4,360,450
Maryland Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	925,000	1,017,176
Loyola College Issue	5.000%	10/1/40	2,000,000	1,812,380
Maryland Institute College of Art	5.000%	6/1/42	800,000	681,784
The Johns Hopkins University Issue	5.000%	7/1/33	3,000,000	3,028,320
Maryland State Economic Development Corp., Student Housing Revenue, University of Maryland College Park Projects	5.800%	6/1/38	1,500,000	1,401,060
Maryland State Economic Development Corp., Utility Infrastructure Revenue, University of Maryland, College Park Project	5.000%	7/1/17	1,000,000	1,103,400
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	5.000%	10/1/21	2,500,000	2,713,075
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, McDaniel College Inc.	5.000%	11/1/31	3,500,000	3,015,320
Total Education				23,506,448
Health Care — 24.0%
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives	5.000%	9/1/20	1,050,000	1,112,065
Maryland Health & Higher EFA Refunding Revenue Bonds, MedStar Health Issue	5.500%	8/15/25	785,000	788,281
Maryland Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,198,360
Board of Child Care Issue	5.500%	7/1/18	1,110,000	1,133,499
Calvert Health Systems Issue	5.500%	7/1/39	2,000,000	1,988,460
Carroll County General Hospital Issue	5.750%	7/1/22	1,000,000	1,009,170
Carroll County General Hospital Issue	6.000%	7/1/26	2,000,000	2,019,720
Carroll County General Hospital Issue	5.750%	7/1/27	1,050,000	1,052,258
Carroll County General Hospital Issue	5.800%	7/1/32	2,000,000	2,000,980
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	2,722,890

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Johns Hopkins Medicine, Howard County General Hospital Acquisition Issue, NATL	5.000%	7/1/29	$2,000,000	$1,927,960
Peninsula Regional Medical Center Issue	5.000%	7/1/19	1,000,000	1,025,380
Peninsula Regional Medical Center Issue	5.000%	7/1/26	2,435,000	2,349,215
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	2,625,600
The Johns Hopkins Hospital Issue	0.000%	7/1/19	4,000,000	2,714,800
Union Hospital of Cecil County Issue	5.500%	7/1/22	250,000	252,390
Washington County Hospital Issue	4.000%	1/1/15	1,000,000	997,540
Washington County Hospital Issue	4.750%	1/1/16	1,000,000	1,011,770
Washington County Hospital Issue	6.000%	1/1/43	1,000,000	915,620
Maryland State Health & Higher EFA Revenue:
Carroll County General Hospital	6.000%	7/1/37	1,000,000	1,002,010
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,512,150
John Hopkins Medical Institutions	5.000%	5/15/35	1,300,000	1,310,010
Mercy Medical Center Inc.	5.500%	7/1/42	3,445,000	2,871,407
Refunding, Kennedy Krieger Issue	5.125%	7/1/22	3,000,000	2,780,400
Suburban Hospital	5.500%	7/1/16	500,000	532,710
University of Maryland Medical System	5.000%	7/1/34	1,000,000	918,810
University of Maryland Medical System	5.000%	7/1/41	1,500,000	1,322,610
Washington County Hospital	5.250%	1/1/23	500,000	481,715
Washington County Hospital	5.750%	1/1/38	2,000,000	1,794,460
Washington County Hospital Association	5.000%	1/1/17	500,000	504,180
Total Health Care				44,876,420
Housing — 12.5%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.200%	9/1/22	1,790,000	1,790,018	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.375%	9/1/22	160,000	160,015	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.375%	9/1/24	2,000,000	1,999,960	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	2,490,000	2,331,337
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	972,450

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	13

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Housing — continued
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	$1,980,000	$1,893,652
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	1,500,000	1,477,365
Maryland State Community Development Administration, Department of Housing & Community Development	4.800%	9/1/42	4,165,000	3,684,817	(a)
Maryland State Community Development Administration, Department of Housing and Community Development, Local Government Infrastructure	4.000%	6/1/30	5,485,000	4,840,935
Montgomery County, Maryland, Revenue Bonds:
Housing Opportunities Commission, Single Family Mortgage	4.875%	7/1/25	1,000,000	1,007,620
Housing Opportunities Commission, Single Family Mortgage	5.000%	7/1/27	1,395,000	1,339,423	(a)
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development	4.625%	7/1/41	2,000,000	1,862,940
Total Housing				23,360,532
Industrial Revenue — 4.8%
IDA of Prince George's County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.125%	6/30/15	3,340,000	3,577,675
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,045,990
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	503,353
Maryland IDA, EDR Bonds, National Aquarium in Baltimore Facility	5.000%	11/1/19	500,000	486,400
Maryland IDA, Refunding Revenue Bonds, American Center for Physics Headquarters Facility	5.250%	12/15/15	320,000	327,891
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	3,000,000	3,036,390
Total Industrial Revenue				8,977,699
Local General Obligation — 3.8%
Anne Arundel County, Maryland, GO Bonds, Consolidated General Improvement Bonds	4.500%	3/1/23	1,000,000	1,056,730
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,302,779
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds, 70th Issue	4.250%	9/1/26	1,000,000	1,008,140
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds	5.000%	7/1/15	1,000,000	1,142,760
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,161,340

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Local General Obligation — continued
Mayor and City Council of Baltimore, City of Baltimore, Maryland, GO Bonds, Consolidated Public Improvement Refunding Bonds, FGIC	0.000%	10/15/11	$940,000	$913,830
Queen Anne's County, Maryland, Public Facilities Refunding Bonds, NATL	5.000%	11/15/16	500,000	556,185
Total Local General Obligation				7,141,764
Power — 1.8%
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	3,740,000	3,368,244
Pre-Refunded/Escrowed to Maturity — 9.4%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,381,400	(b)
Maryland EDC, Utility Infrastructure Revenue Bonds, University of Maryland, College Park Project, AMBAC	5.375%	7/1/16	985,000	996,879	(c)
Maryland Health & Higher EFA Revenue Bonds:
Helix Health Issue, AMBAC	5.125%	7/1/11	2,000,000	2,022,920	(b)
Howard County General Hospital Issue	5.500%	7/1/21	2,825,000	2,910,259	(b)
LifeBridge Health Issue	5.250%	7/1/18	1,640,000	1,855,939	(c)
University of Maryland Medical System Issue	5.750%	7/1/21	3,000,000	3,039,210	(c)
Maryland State Health & Higher EFA Revenue, University of Maryland Medical Systems	6.000%	7/1/32	1,000,000	1,068,740	(c)
Maryland-National Capital Park and Planning Commission, Prince George's County, Maryland, Park Acquisition and Development GO Bonds	5.125%	5/1/21	1,310,000	1,346,719	(c)
Total Pre-Refunded/Escrowed to Maturity				17,622,066
Special Tax Obligation — 3.1%
Frederick County, MD, Special Obligation, Urbana Community Development Authority	5.000%	7/1/30	3,000,000	2,794,830
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	2,000,000	1,949,720
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/39	1,000,000	994,500
Total Special Tax Obligation				5,739,050
State General Obligation — 6.7%
Commonwealth of Puerto Rico, GO Bonds:
Public Improvement Bonds	5.000%	7/1/25	2,000,000	1,890,640
Public Improvement Bonds	6.000%	7/1/39	5,000,000	4,777,300
State of Maryland, GO Bonds, State and Local Facilities Loan	5.500%	3/1/15	5,000,000	5,768,200
Total State General Obligation				12,436,140

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	15

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Transportation — 1.8%
Department of Transportation of Maryland, Consolidated Transportation Bonds	5.500%	2/1/15	$3,000,000	$3,432,060
Water & Sewer — 13.9%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,910,000	2,078,768
Water Projects, FGIC	5.000%	7/1/24	1,890,000	2,057,000
Water Projects, FGIC	5.125%	7/1/42	1,000,000	988,400
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Revenue Bonds, Wastewater Projects, AGM	5.000%	7/1/33	4,000,000	4,026,240
City of Baltimore, Maryland, Project Revenue Bonds, Water Projects, AMBAC	5.000%	7/1/23	1,000,000	1,062,610
Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC	5.500%	4/1/16	3,425,000	3,625,876	(a)
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.250%	6/1/16	1,650,000	1,925,500
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.750%	6/1/17	2,000,000	2,410,420
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	3,323,688
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	4,517,699
Total Water & Sewer				26,016,201
Total Investments before Short-Term Investments (Cost — $173,567,867)				176,476,624
Short-Term Investments — 4.8%
Education — 0.9%
Baltimore County, MD, EDR, Garrison Forest School Inc. Project, LOC-SunTrust Bank	0.410%	10/1/31	1,265,000	1,265,000	(d)(e)
Maryland State Health & Higher EFA Revenue, French International School, LOC-SunTrust Bank	0.690%	9/1/34	500,000	500,000	(d)(e)
Total Education				1,765,000
General Obligation — 1.0%
Washington Suburban Sanitation District, MD, GO, BAN, SPA-Helaba	0.250%	6/1/23	1,900,000	1,900,000	(d)(e)
Health Care — 1.1%
Maryland State Health & Higher EFA Revenue, LOC-JPMorgan Chase	0.240%	4/1/35	2,000,000	2,000,000	(d)(e)

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 1.8%
Maryland State EDC Revenue, American Urological Association	0.690%	9/1/32	$1,445,000	$1,445,000	(d)(e)
Maryland State IDR, Calvert School Inc., LOC-SunTrust Bank	0.690%	11/1/31	1,900,000	1,900,000	(d)(e)
Total Industrial Revenue				3,345,000
Total Short-Term Investments (Cost — $9,010,000)				9,010,000
Total Investments — 99.2% (Cost — $182,577,867#)				185,486,624
Other Assets in Excess of Liabilities — 0.8%				1,473,513
Total Net Assets — 100.0%				$186,960,137

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax ("AMT").

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	17

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Ratings table* (unaudited)
S&P/Moody's/Fitch**
AAA/Aaa	17.9%
AA/Aa	32.1
A	27.8
BBB/Baa	14.1
A-1/VMIG 1	4.9
NR	3.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 18 through 22 for definitions of ratings.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	19

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

20	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	21
B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

22	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	23

Statement of assets and liabilities

March 31, 2011

Assets:
Investments, at value (Cost — $182,577,867)	$185,486,624
Cash	211,082
Interest receivable	2,336,059
Receivable for securities sold	500,010
Receivable for Fund shares sold	156,939
Prepaid expenses	21,681
Other assets	1,404
Total Assets	188,713,799

Liabilities:
Payable for securities purchased	1,108,996
Payable for Fund shares repurchased	408,364
Distributions payable	58,571
Investment management fee payable	45,664
Distribution fees payable	35,536
Trustees' fees payable	564
Accrued expenses	95,967
Total Liabilities	1,753,662
Total Net Assets	$186,960,137

Net Assets:
Par value (Note 8)	$11,818
Paid-in capital in excess of par value	184,791,630
Undistributed net investment income	22,162
Accumulated net realized loss on investments	(774,230)
Net unrealized appreciation on investments	2,908,757
Total Net Assets	$186,960,137

Shares Outstanding:
ClassA	9,226,685
ClassC	1,781,861
ClassI	809,851

Net Asset Value:
ClassA (and redemption price)	$15.82
ClassC*	$15.82
ClassI (and redemption price)	$15.82
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$16.52

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Statement of operations

For the Year Ended March 31, 2011

Investment Income:
Interest	$9,161,235

Expenses:
Investment management fee (Note 2)	1,117,266
Distribution fees (Notes 2 and 5)	437,027
Transfer agent fees (Note 5)	73,246
Legal fees	57,113
Trustees' fees	34,873
Audit and tax	34,188
Registration fees	32,093
Custody fees	31,335
Shareholder reports	30,990
Insurance	2,846
Miscellaneous expenses	14,208
Total Expenses	1,865,185
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(451,652)
Compensating balance arrangements (Note 1)	(2,111)
Net Expenses	1,411,422
Net Investment Income	7,749,813

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(262,061)
Change in Net Unrealized Appreciation (Depreciation) on Investments	(8,444,657)
Net Loss on Investments	(8,706,718)
Decrease in Net Assets From Operations	$(956,905)

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	25

Statements of changes in net assets

For the Years Ended March 31,	2011	2010

Operations:
Net investment income	$7,749,813	$6,805,130
Net realized gain (loss)	(262,061)	203,806
Change in net unrealized appreciation (depreciation)	(8,444,657)	9,283,755
Increase (Decrease) in Net Assets From Operations	(956,905)	16,292,691

Distributions to Shareholders From (Notes 1 and 7):
Net investment income	(7,749,813)	(6,805,280)
Decrease in Net Assets From Distributions to Shareholders	(7,749,813)	(6,805,280)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	36,499,368	47,774,942
Reinvestment of distributions	6,994,545	6,107,034
Cost of shares repurchased	(45,637,540)	(16,491,724)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,143,627)	37,390,252
Increase (Decrease) in Net Assets	(10,850,345)	46,877,663

Net Assets:
Beginning of year	197,810,482	150,932,819
End of year*	$186,960,137	$197,810,482
* Includes undistributed net investment income of:	$22,162	$22,162

See Notes to Financial Statements.

26	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$16.50	$15.58	$15.89	$16.28	$16.25

Income (loss) from operations:
Net investment income	0.64	0.63	0.68	0.67	0.68
Net realized and unrealized gain (loss)	(0.68)	0.92	(0.31)	(0.39)	0.06
Total income (loss) from operations	(0.04)	1.55	0.37	0.28	0.74

Less distributions from:
Net investment income	(0.64)	(0.63)	(0.68)	(0.67)	(0.68)
Net realized gains	—	—	—	(0.00) [2]	(0.03)
Total distributions	(0.64)	(0.63)	(0.68)	(0.67)	(0.71)

Net asset value, end of year	$15.82	$16.50	$15.58	$15.89	$16.28
Total return[3]	(0.32)%	10.08%	2.46%	1.76%	4.64%

Net assets, end of year (000s)	$145,959	$168,589	$145,672	$149,392	$144,559

Ratios to average net assets:
Gross expenses	0.84%	0.89%	1.03%	0.96%	0.97%
Net expenses[4,5,6]	0.63	0.65	0.70	0.70	0.70
Net investment income	3.88	3.88	4.40	4.15	4.16

Portfolio turnover rate	15%	6%	8%	6%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees' consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$16.50	$15.58	$15.59

Income (loss) from operations:
Net investment income	0.54	0.52	0.07
Net realized and unrealized gain (loss)	(0.68)	0.94	0.01
Total income (loss) from operations	(0.14)	1.46	0.08

Less distributions from:
Net investment income	(0.54)	(0.54)	(0.09)
Total distributions	(0.54)	(0.54)	(0.09)

Net asset value, end of year	$15.82	$16.50	$15.58
Total return[3]	(0.90)%	9.44%	0.53%

Net assets, end of year (000s)	$28,186	$21,000	$1,965

Ratios to average net assets:
Gross expenses	1.43%	1.52%	1.99%[4]
Net expenses[5,6,7]	1.21	1.20	1.17 [4]
Net investment income	3.31	3.22	3.51 [4]

Portfolio turnover rate	15%	6%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (inception date) to March 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009[3]

Net asset value, beginning of year	$16.51	$15.58	$15.83

Income (loss) from operations:
Net investment income	0.67	0.66	0.47
Net realized and unrealized gain (loss)	(0.69)	0.94	(0.24)
Total income (loss) from operations	(0.02)	1.60	0.23

Less distributions from:
Net investment income	(0.67)	(0.67)	(0.48)
Total distributions	(0.67)	(0.67)	(0.48)

Net asset value, end of year	$15.82	$16.51	$15.58
Total return[4]	(0.21)%	10.38%	1.58%

Net assets, end of year (000s)	$12,815	$8,221	$3,296

Ratios to average net assets:
Gross expenses	0.78%	0.90%	1.22%[5]
Net expenses[6,7,8]	0.45	0.45	0.45 [5]
Net investment income	4.08	4.04	4.72 [5]

Portfolio turnover rate	15%	6%	8%

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period July 30, 2008 (inception date) to March 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Tax-Free Income Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

30	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$176,476,624	—	$176,476,624
Short-term investments†	—	9,010,000	—	9,010,000
Total investments	—	$185,486,624	—	$185,486,624

†	See Schedule of Investments for additional detailed categorizations.

(b) Concentration risk. The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	31

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMIC serves as investment adviser to the Fund pursuant to a sub-advisory agreement with LMPFA. LMPFA (not the Fund) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets, net of any fee waivers and/or expense reimbursements.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A, C and I shares did not exceed 0.70%, 1.25% and 0.45%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended March 31, 2011, fees waived and/or expenses reimbursed amounted to $451,652.

32	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Notes to financial statements (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to this arrangement, at March 31, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires March 31, 2012	$484,832	$984	$4,731
Expires March 31, 2013	375,161	37,313	28,403
Expires March 31, 2014	355,243	59,025	37,384
Fee waivers/expense reimbursements subject to recapture	$1,215,236	$97,322	$70,518

During the year ended March 31, 2011, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2011, LMIS and its affiliates received sales charges of approximately $22,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$6,000

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	33

3. Investments

During the year ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$38,381,089
Sales	27,320,785

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,931,896
Gross unrealized depreciation	(5,023,139)
Net unrealized appreciation	$2,908,757

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.45% of the average daily net assets of its Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$246,974	$44,877
Class C	190,053	15,782
Class I	—	12,587
Total	$437,027	$73,246

For the year ended March 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/ Reimbursements
Class A	$355,243
Class C	59,025
Class I	37,384
Total	$451,652

6. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency pur-

34	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Notes to financial statements (cont’d)

poses. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2011.

7. Distributions to shareholders by class

	Year Ended March 31, 2011	Year Ended March 31, 2010
Net Investment Income:
Class A	$6,388,169	$6,171,811
Class C	898,715	379,250
Class I	462,929	254,219
Total	$7,749,813	$6,805,280

8. Shares of beneficial interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	953,704	$15,798,472	1,400,587	$22,815,472
Shares issued on reinvestment	361,143	5,942,046	348,856	5,683,109
Shares repurchased	(2,304,579)	(37,638,646)	(884,350)	(14,397,412)
Net increase (decrease)	(989,732)	$(15,898,128)	865,093	$14,101,169

Class C
Shares sold	742,077	$12,308,552	1,188,309	$19,337,294
Shares issued on reinvestment	47,224	775,286	19,342	317,256
Shares repurchased	(280,102)	(4,532,070)	(61,106)	(1,002,035)
Net increase	509,199	$8,551,768	1,146,545	$18,652,515

Class I
Shares sold	507,235	$8,392,344	347,026	$5,622,176
Shares issued on reinvestment	16,906	277,213	6,494	106,669
Shares repurchased	(212,340)	(3,466,824)	(67,016)	(1,092,277)
Net increase	311,801	$5,202,733	286,504	$4,636,568

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report	35

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year-end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 4/29/2011	$0.055970	$0.048032	$0.058683

The tax character of distributions paid during the fiscal years ended March 31 was as follows:

	2011	2010
Distributions paid from:
Tax-exempt income	$7,663,631	$6,725,282
Ordinary income	86,182	79,998
Total distributions paid	$7,749,813	$6,805,280

As of March 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$101,602
Capital loss carryforward *	(479,220)
Other book/tax temporary differences(a)	(374,450)
Unrealized appreciation (depreciation)	2,908,757
Total accumulated earnings (losses) — net	$2,156,689

*	During the taxable year ended March 31, 2011, the Fund utilized $32,949 of its capital loss carryforward available from prior years. As of March 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(479,220)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending March 31, 2012.

36	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Tax-Free Income Fund and to the Shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Maryland Tax-Free Income Trust (comprising Legg Mason Tax-Free Income Fund, the “Fund”) at March 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 16, 2011

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	37

Board approval of investment advisory and management agreement and sub-advisory agreement (unaudited)

At its November 2010 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Legg Mason Investment Counsel, LLC (the “Adviser”). The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Sub-Advisory Agreements, respectively. At such October meeting the Independent Trustees received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Trustees further discussed renewal of the Management and Sub-Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Sub-Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

38	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Board approval of investment advisory and management agreement and sub-advisory agreement (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s underperformance for the one-year period ended June 30, 2010 which placed it in the fourth quintile, but noted the outstanding longer term performance history of the Fund, which as of June 30, 2010 placed the Fund in the first quintile for each of the 3, 5 and 10 year periods. As a result, the Board concluded that it was in the best interests of the Fund to approve renewal of the Management and Sub-Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the Board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	39

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (third quintile and first quintile, respectively, and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

40	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Hearn, Ruby P.
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time servedA	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee	None
Lehman, Arnold L.
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee	None
Masters, Robin J.W.
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	41

Independent Trustees[1] cont’d
McGovern, Jill E.
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trust	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Mehlman, Arthur S.
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee	Director of Municipal Mortgage & Equity, LLC.
O’Brien, G. Peter
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee	Director of Technology Investment Capital Corp.

42	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Rowan, S. Ford
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee	None
Tarola, Robert M.
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	43

Interested Trustees[3]
Fetting, Mark R.
Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Trustee since 2002 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee	None
Gerken, R. Jay, CFA
Year of birth	1951
Position with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC and Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of funds in fund complex overseen by Trustees	President and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of 149 funds associated with LMPFA or its affiliates.
Other directorships held by Trustee	None

44	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly: Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004).

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer with LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	45

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JPMorgan Chase & Co. (prior to 2005).

[1]

Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

46	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Important tax information (unaudited)

98.89% and 98.87% of the net investment income distributions paid monthly by the Fund from April 2010 through December 2010 and from January 2011 through March 2011, respectively, qualify as tax-exempt interest dividends for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Investment Counsel

Maryland Tax-Free Income Trust

Trustees

Mark R. Fetting Chairman

R. Jay Gerken, CFA President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment sub-adviser

Legg Mason Investment Counsel, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

The Fund is a separate investment series of Legg Mason Tax-Free Income Fund, a Massachusetts business trust.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-030/A 5/11 SR11-1375

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2010 and March 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $13,930 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Tax Free Income Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $3,500 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Registrant.

There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to the Registrant requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each Legg Mason Fund (each a “Fund”) states that the Committee has the duty and power (a) to pre-approve the engagement of each Fund’s independent auditors to perform any permissible non-audit services for that Fund and, as the Committee deems appropriate, to establish and oversee policies and procedures for the pre-approval of such services to a Fund and (b) to pre-approve the engagement of each Fund’s independent auditors to perform any permissible non-audit services for the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the investment adviser(s) if the engagement relates directly to the operations and financial reporting of the Fund, and, as the Committee deems appropriate, to establish and oversee policies and procedures for the pre-approval of such services.

The Audit Committee’s policy is to delegate to its chairperson the authority to pre-approve items prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2) For the Registrant, the percentage of fees that were pre-approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed to the Registrant for services where pre-approval of the Audit Committee was necessary pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to the Registrant during the reporting period were $0 in 2011.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Tax Free Income Fund

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Legg Mason Tax Free Income Fund

Date:	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Legg Mason Tax Free Income Fund

Date:	May 27, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Tax Free Income Fund

Date:	May 27, 2011